UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 15, 2022

TRxADE HEALTH, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39199	46-3673928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2420 Brunello Trace Lutz, Florida	33558
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-261-0281

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	MEDS	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 15, 2022, TRxADE HEALTH, INC. (the “Company”, “we” and “our”), entered into a relationship    with Exchange Health, LLC, a technology company providing an online platform for manufacturers and suppliers to sell and purchase pharmaceuticals (“Exchange Health”). SOSRx LLC, a Delaware limited liability company (“SOSRx”), was formed, which is owned 51% by the Company and 49% by Exchange Health.

On February 15, 2022, the Company contributed cash to SOSRx in the amount of $325,000, issued a promissory note to SOSRx in the amount of $500,000, which was immediately assigned to Exchange Health (the “Promissory Note”), and agreed to make an earn out payment of up to $400,000, payable, at the Company’s discretion, in cash or common stock of the Company, based on SOSRx achieving certain revenue targets of SOSRx as discussed below (the “Earn Out Payments”); and entered into a Distribution Services Agreement with SOSRx (the “Distribution Agreement”).

The Earn Out Payments require the Company to pay (a) $25,000 to Exchange Health if total revenue for SOSRx are over $0.7 million, and $25,000 to Exchange Health if total EBITDA is over $0.5 million, for fiscal year ending 2022; (b) $87,500 to Exchange Health if total revenue for SOSRx is over $3.3 million, and $87,500 to Exchange Health if total EBITDA is over $2.95 million, for fiscal year ending 2023; and (c) $87,500 to Exchange Health if total revenue for SOSRx is over $5.7 million, and $87,500 to Exchange Health if total EBITDA is over $4.9 million, for fiscal year ending 2024, provided that certain amounts will be payable in the event at least 95% of such milestones are met, and such payments will be grossed up or down by up to 5% of such amounts, if such milestone amounts are between 95% and 105% of the required thresholds. At the Company’s option, the Earn Out Payments may be paid in cash or shares of common stock, valued at the then current trading price of the Company’s common stock  . If one year’s milestones are not achieved, no earnout will be payable for that year and those earn out payments will not be eligible to be earned in any other year.

Exchange Health contributed certain property, contracts and licenses to SOSRx, having an agreed value of $792,500, in exchange for its 49% membership interest in SOSRx and received a cash payment of $275,000 from SOSRx, LLC  , pursuant to a Member Asset Contribution Agreement (the “Asset Contribution Agreement”), also entered into on February 15, 2022.

Promissory Note

The Promissory Note, which was immediately assigned to Exchange Health, and represents amounts currently due to Exchange Health, bears interest at the rate of the prime rate, plus 2% per annum (currently 5.25% per annum), with (i) one-third of the principal ($166,666.67) and interest payable after one year (on February 15, 2023) and (ii) the remaining two-thirds of principal payable quarterly over the next two years in eight equal installments of $41,666.67, together with any unpaid accrued interest thereupon, at the end of every full fiscal quarter, beginning, June 20, 2023. The Promissory Note may be prepaid by the Company, at its discretion, in whole or in part at any time, without premium or penalty.

Notwithstanding the foregoing, if the Company effectuates a Voluntary Withdrawal (defined below) under the Company Agreement (as discussed below) prior to February 15, 2024 (the “Earn Out Period”), and SOSRx has failed to meet any of the revenue targets required by the Earn Out Payments prior to the expiration of the Earn Out Period, then all remaining amounts of interest and principal not yet due and payable under the Promissory Note shall immediately terminate and all related indebtedness evidenced hereby shall be deemed canceled.

Amounts owed under the Promissory Note are secured by the Company’s membership interests in the SOSRx and are a non-recourse obligation of the Company, secured solely by such membership interests.

In the event that the Company is delinquent to pay when due (whether at maturity, by reason of acceleration or otherwise) any principal of or interest on the Promissory Note, then if such payment is not made within fifteen days of the due date, then Exchange Health may declare an additional interest fee of 2% of the delinquent amount to be due. If the delinquency is thirty days or more late from the due date, then Exchange Health may declare another additional interest fee of 3%, to make a total of 5%, for the delinquent payment.

In the event that we fail to pay when due (whether at maturity, by reason of acceleration or otherwise) any principal of or interest on Promissory Note, then if such payment is not made within sixty days of the due date, then Exchange Health may declare all obligations (including without limitation, outstanding principal and accrued and unpaid interest thereon) under the Promissory Note to be immediately due and payable.

SOSRx Operating Agreement

The rights of the Company and Exchange Health in connection with SOSRx are set forth in the Operating Agreement of SOSRx (the “Operating Agreement”), effective February 15, 2022. Pursuant to the Operating Agreement, SOSRx is to be managed by a management committee consisting of three members, two of which are nominated by the Company, who currently include Suren Ajjarapu, the Company’s Chief Executive Officer and Chairman and Prashant Patel, the Company’s President and director, and one person nominated by Exchange Health. If either the Company or Exchange Health shall ever hold less than 25% of the membership interests of SOSRx, such entity shall forfeit its management appointment rights, and such appointment rights shall be held by such other member which holds over 50% of the membership interests.

The Operating Agreement includes customary transfer restrictions on the SOSRx membership interests, right of first refusal rights upon receipt of a bona fide third party offer for purchase of a member’s membership interest (exercisable first by SOSRx and then the other members), preemptive rights (subject to certain exceptions), tag-along rights, and drag-along rights (applying if any greater than 50% owner desires to transfer their ownership in SOSRx).

Any member of SOSRx has the right to effect a voluntary withdrawal from the Company (a “Voluntary Withdrawal”), provided that such member must give ninety days prior written notice to all other members. Any member who effectuates a Voluntary Withdrawal is not permitted to receive the fair value or any value of the member’s membership interest as of the date of the Voluntary Withdrawal, and may instead effect a Voluntary Withdrawal by forfeiture of its membership interests in SOSRx without compensation or consideration; provided however, that if the Company (a) effectuates a Voluntary Withdrawal prior to February 15, 2024, and (b) SOSRx has failed to meet any of the revenue targets required by the Earn Out Payments prior to the date of withdrawal, then all obligations of the Company under the Earn Out Payments and the Promissory Note shall terminate.

The Company or its assigns may at any time by written notice to any other member, offer to purchase all (but not less than all) of such other member’s membership interests, which shall be calculated and payable pursuant to a discounted cash flow model. If the buyout is paid to Exchange Health or its successors or assigns, any remaining amounts payable under the Promissory Note become immediately due and payable upon such payment.

The Operating Agreement also provides, that without the prior written approval of the unanimous consent of the management committee, a manager or member may not, directly or indirectly, (a) enter into a business relationship with any other person that is materially adverse to the business of SOSRx or an affiliate of SOSRx, or (b) cause any person to reduce or terminate its relationship with SOSRx or any affiliate of SOSRx. The foregoing covenants apply to each member, and each manager during the period in which each manager is a member.

Distribution Agreement

On February 15, 2022, SOSRx entered into the Distribution Agreement with Integra Pharma Solutions LLC, the Company’s wholly-owned subsidiary (“Integra”). Pursuant to the Distribution Agreement, Integra appoints each SOSRx member an active account for Manufacturer Non-Control (Schedule 2-5 as classified by the US Drug Enforcement Agency) products bought on the SOSRx platform. The agreement remains in effect until December 31, 2023, and renews there after on a yearly basis until terminated; which agreement can only be terminated by the non-breaching party, upon the breach of the agreement by a party thereto, with a 30 day cure right. Pursuant to the Distribution Agreement, for each calendar quarter (or portion thereof) during the term, SOSRx agreed to pay Integra a fee equal to 2% of the net price of all purchases of products during such period. Integra also agreed to participate in SOSRx’s annual trade show, once established. Integra made certain representations and warranties in the Distribution Services Agreement, and agreed to indemnify SOSRx against certain damages and losses. The Distribution Services Agreement included customary confidentiality obligations  .

Asset Contribution Agreement

On February 15, 2022, Exchange Health entered into a Member Asset Contribution Agreement with SOSRx, pursuant to which it contributed certain assets and assigned certain contracts, relating to software, manufacturers and members, to SOSRx, in consideration for its 49% membership interest in SOSRx. SOSRx did not assume any of Exchange Health’s liabilities or obligations other than the obligations and commitments of Exchange Health arising under the assumed contracts  .

* * * * *

The foregoing description of the Operating Agreement, Promissory Note, Distribution Agreement and Asset Contribution Agreement, is only a summary and is not complete, and is qualified in its entirety by reference to the Operating Agreement, Promissory Note, Distribution Agreement and Asset Contribution Agreement, copies of which are attached hereto as Exhibits 3.1, 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and incorporated into this Item 1.01 in their entirety by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K, including as it relates to the Promissory Note and Earnout Payments, is hereby incorporated by reference into this Item 2.03 in its entirety  .

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K relating to the Earn Out Payments is incorporated by reference into this Item 3.02.

The offer and sale of the shares of common stock issuable pursuant to the terms of the Earn Out Payments (the “Earn Out Shares”), to the extent issued at the option of the Company when and if due, are intended to be exempt from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), since the foregoing offer, sales and issuances were/will not involve a public offering, Exchange Health has represented that it is an “accredited investor”, and will acquire the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were/will be offered without any general solicitation by us or our representatives. The securities offered will not be or have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The securities are subject to transfer restrictions, and the certificates evidencing the securities will contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Pursuant to the Operating Agreement, the Earn Out Shares are limited to no more than 19.99% of the total number of shares of common stock outstanding on the date the Operating Agreement was entered into, which totals a maximum of 1,632,474 shares of common stock. As such, a maximum of 1,632,474 shares of common stock may be issued in connection with the Earn Out Shares.

Item 7.01 Regulation FD Disclosure.

On February 15, 2022, the Company issued a press release relating to the transactions described in Item 1.01, above, a copy of which press release is included herewith as Exhibit 99.1.

The information responsive to Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of this Report is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

The press release attached hereto as Exhibit 99.1 contains certain statements that may be deemed to be “forward-looking statements” within the federal securities laws, including the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by words such as “may,” “should,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan” and other similar expressions. Forward-looking statements are not a guarantee of performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and are beyond our control. These risks and uncertainties should be carefully considered. We caution you not to place undue reliance on the forward-looking statements, which involve known and unknown risks, uncertainties and other factors, which may cause the results of the Company, its divisions and concepts to be materially different than those expressed or implied in such statements. Forward-looking statements may include comments as to the Company’s beliefs and expectations as to future financial performance, events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the Company’s control. More information on potential factors that could affect the Company’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, filed with the SEC and available at www.sec.gov and in the “NASDAQ:MEDS” — “SEC Filings” section of the Company’s website at https://www.investors.trxadegroup.com, and specifically including the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, and subsequent periodic reports. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
3.1*#	Limited Liability Company Agreement of SOSRx LLC effective February 15, 2022
10.1*	Non Recourse Promissory Note in the amount of $500,000, dated February 15, 2022, by TRxADE HEALTH, INC. in favor of Exchange Health, LLC
10.2*#	Distribution Services Agreement dated February 15, 2022, by and between SOSRx LLC and Integra Pharma Solutions LLC
10.3*#	Member Asset Contribution Agreement dated February 15, 2022, between Exchange Health, LLC and SOSRx LLC
99.1**	Press release dated February 15, 2022
104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Filed herewith.

** Furnished herewith.

# Certain schedules, exhibits, annexes and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that TRxADE HEALTH, INC. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRxADE HEALTH, INC.

Date: February 16, 2022	By:	/s/ Suren Ajjarapu
	Name:	Suren Ajjarapu
	Title:	Chief Executive Officer